UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2022

Bubblr, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	333-260902	86-2355916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

21 West 46th Street New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(647) 646 2263

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on February 1, 2022, Bubblr, Inc. a Wyoming corporation (“we,” “us,” “our” or the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with White Lion Capital LLC, a Nevada limited liability company (the “Investor”). Pursuant to the Purchase Agreement, the Company has the right, but not the obligation to cause the Investor to purchase up to $10 million of our common stock shares (the “Commitment Amount”) during the period beginning on the execution date of the Purchase Agreement and ending on the earlier of (i) the date on which the Investor has purchased a number of our common stock shares pursuant to the Purchase Agreement equal to the Commitment Amount or (ii) December 31, 2022, at the purchase price set forth in the Purchase Agreement (the “Purchase Price”).

Also on February 1, 2022, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investor. Pursuant to the Registration Rights Agreement we agreed to use all reasonable efforts to register, and keep registered, for resale, 25,000,000 shares issued pursuant to the Purchase Agreement with the Securities and Exchange Commission and agreed to file within twenty (20) business days from the date of execution, covering the resale of the shares issued pursuant to the Purchase Agreement. The Company agreed to cover all of the expenses incurred in connection with such registration.

On March 25, 2022, the Company and the Investor executed a Termination and Release Agreement dated March 22, 2022, to terminate the Purchase Agreement and Registration Rights Agreement. In consideration, the Company agreed to issue to the Investor 103,000 shares of common stock and to register all of Investor’s 206,000 shares.

Item 1.02 Termination of Materially Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.4	Termination and Release Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2022	Bubblr, Inc.

	By:	/s/ Rik Willard
	Name: Title:	Rik Willard Chief Executive Officer

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